Pinnacle Foods Barclays Capital 2011 High Yield Bond and Syndicated Loan Conference March 24, 2011 Exhibit 99.1

Forward-Looking Statements and GAAP Reconciliation
Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved or whether such performance or results will ever be achieved.  Forward-looking information is based on information available at the time and management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.
Forward-looking statements speak only as of the date the statements are made.  Pinnacle Foods Finance LLC (“Pinnacle Foods,”
“Pinnacle” or the “Company”) assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws.  If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements.
SEC rules regulate the use of “non-GAAP financial measures” in public disclosures, such as free cash flow, “EBITDA” “Adjusted
EBITDA” and “Consolidated EBITDA”, that are derived on the basis of methodologies other than in accordance with generally accepted accounting principles, or “GAAP.” These rules govern the manner in which non-GAAP financial measures may be publicly presented and prohibit in all filings with the SEC, among other things:
• exclusion of charges or liabilities that require, or will require, cash settlement or would have required cash settlement, absent an ability to settle in another manner, from a non-GAAP financial measure; and
• adjustment of a non-GAAP financial measure to eliminate or smooth items identified as non-recurring, infrequent or unusual, when the nature of the charge or gain is such that it has occurred in the past two years or is reasonably likely to recur within the next two years.
We have included non-GAAP financial measures in this presentation, including free cash flow, EBITDA, Adjusted EBITDA and
Consolidated EBITDA, that may not comply with the SEC rules governing the presentation of non-GAAP financial measures.  In addition, the Company’s measurements of Consolidated EBITDA are based on definitions of EBITDA included in certain of the
Company’s debt agreements and, as a result, may not be comparable to those of other companies. Also, free cash flow may not be comparable to similarly titled amounts presented by other companies.

The Marketplace was Challenging in 2010…
“In short, revenue growth is being compressed for food
manufacturers because a protracted lack of growth for
their retailer partners is creating a more adversarial,
discount oriented dynamic.”
UBS - June 3, 2010
“Current industry volume growth is so bleak already that
it’s hard for us to see the possibility of a significant further deterioration.”
Barclays Capital - October 21, 2010
“We see risk that food company’s margins retrace recent
gains given the sluggish topline growth and heightened
competitive backdrop.”
Goldman Sachs - October 17, 2010

- Grew share on brands representing 66% of product contribution *
- North American Retail net sales -1.2% (excluding exited businesses)
- Adjusted EBITDA ** $447 million / +14% vs. YAG
- Generated $202 million free cash flow
- Successful integration of Birds Eye acquisition

Pinnacle

In a Tough Environment, Pinnacle Delivered Solid
Results in 2010
*   Product Contribution = Gross Margin less consumer marketing and brokerage
**After adjusting actual results for adjustments per Senior Credit Facility and Bond Indentures

Key Performance Drivers
•
Brand strength
•
Pinnacle brands hold #1 or #2 market position in 8 of 12 major category segments in which they compete
•
Limited private label penetration
•
Enhanced innovation capabilities driving improved pipeline
•
New agency partners

Birds Eye, Steamfresh	✓
vlasic	✓
Duncan Hines	
Birds Eye, Voila!	
Log Cabin, Mrs. Butterworth's	✓
Van de Kamp's, Mrs. Paul's	
Aunt Jemima	✓
Aunt Jemima	
ARMOUR, Nalley, Brooks	
Lender's	
HUNGRY-MAN	
Celeste	
✓	

Pinnacle

Category Segments Major Brands Market Position
IRI Market
Share
Frozen Vegetables
#1 26.7
Shelf-Stable Pickles, Peppers and Relish
#1 18.7
Baking Mixes and Frostings
#2 17.1
Frozen Complete Bagged Meals
#2 17.4
Table Syrups
#2 18.5
Frozen Prepared Seafood
#2 19.2
Frozen Waffles, Pancakes and French Toast
#2 15.1
Frozen Breakfast Entrées / Savory
Handhelds
#2 7.9
Canned Meat
#3 10.5
Bagels
#3 7.4
Single-Serve Frozen Dinners and Entrées
#4 8.8
Frozen Pizza-for-One
#4 10.1
Source: IRI - 52 week end Dec. 26, 2010 - Total US Food
Iconic, Leading Brand Equities
Pinnacle holds the #1 or #2 market position in 8 of the 12 major category segments
Categories with above average private label penetration

BIRDS EYE
Voila!
FAMILY SIZE
Feeds a family of 4!
Steamfresh
6 Servings
Family Size
50% More

NEW!
Mrs. Paul's
100% WHOLE FILLETS
90 Calorie
Crunchy Fish Fillets
25% LESS FAT
Van de Kamp's
100% WHOLE FILLETS
90 Calorie
Crunchy Fish Fillets
25% LESS FAT
LOG CABIN
Aunt Jemima
OATMEAL PANCAKES
NEW!

Duncan Hines
Chocolate
Caramel
Decadent
NEW!
BIRDS EYE
Steamfresh
Lightly Sauced
NEW!
CINNABON
HUNGRY-MAN
PUB FAVORITES
NEW!

Swanson

Pinnacle

Enhanced Innovation Capabilities Driving Improved Pipeline New Consumers Health & Wellness Premium / Experience New Segment 7

NOT ALL
FISH STICKS ARE
CREATED EQUAL.
In fact, most are created partial.
At Mrs. Paul's, we declare that the only thing you'll ever find in our crunchy fish sticks is 100% whole white fillets, never minced fish. And we respect your family, and tartar sauce, too much to do it any other way.
RESPECT THE FISH

Duncan Hines
Open A Box Of Possibilities

It looks like home cooking
It tastes like home cooking
Because it's just like home cooking
Alfredo Chicken

Pinnacle

8
Improved Marketing/Alignment with New Agency Partners
Agency Key Clients
BBDO (Creative Advertising) Starbucks, GE, Fed Ex, Mars, Diageo, Gillette
TBWA (Creative Advertising) Apple, Absolute, Adidas, Visa, McDonalds, P+G
Zenith Optimedia (Media Buying) HP, Lexus, Nestle, Verizon, Darden, P+G

Key Performance Drivers
•
Brand strength
•
Pinnacle brands hold #1 or #2 market position in 8 of 12 major category segments in which they compete
•
Limited private label penetration
•
Enhanced innovation capabilities driving improved pipeline
•
New agency partners
•
Portfolio diversification
•
Participation in a broad set of categories
•
Scale where needed – 5 largest frozen food company
th

Duncan Hines
vlasic
ARMOUR
Mrs. Butterworth's
LOG CABIN
Van de Kamp's
Mrs. Paul's
Aunt Jemima
Frozen Breakfast
HUNGRY-MAN
BIRDS EYE
Voila!
BIRDS EYE
BIRDS EYE
Steamfresh
Fresh Frozen Vegetables

Pinnacle

Snacks 4%
4%
Private Label 7%
4%
5%
5%
20%
Canada 3%
Other 5%
5%
6%
9%
10%
Other 5%
Foodservice 7%
Participation in a Broad Set of Categories
___________________________
LTM as of 12/26/10.
Duncan Hines Grocery Division Birds Eye Frozen Division
Specialty Foods Division

Nestlé
ConAgra Foods
Unilever
Heinz
Pinnacle
General Mills
Schwan's
Tyson
Kellogg's
Sara Lee

$5,342 16.8
$1,712 5.4
$1,508 4.7
$1,450 4.6
$1,288 4.0
$1,231 3.9
$913 2.9
$801 2.5
$618 1.9
$553 1.7
$ Share
Source: IRI - 52 week end Dec. 26, 2010 - Total US Food
Pinnacle Ranks Fifth in Frozen
$ Sales ($MM)

Key Performance Drivers
• Brand strength
• Pinnacle brands hold #1 or #2 market position in 8 of 12 major category segments in which they compete
• Limited private label penetration
• Enhanced innovation capabilities driving improved pipeline
• New agency partners
• Portfolio diversification
• Participation in a broad set of categories
• Scale where needed – 5 largest frozen food company
•
Nimble, responsive organization
•
Experienced senior team
•
Management alignment to value creation
•
Speed – Birds Eye integration
th

"Top 80" Leaders have 2000 years of experience with blue chip companies

GSK GlaxoSmithKline
Kodak
Bausch & Lomb
Kellogg's
Nabisco
Danone
FritoLay food for the fun of it
ConAgra Foods
Campbell's
Mars
Trane
Pharmacia
Playtex
Sara Lee
Reckitt Benckiser
Birds Eye
Diageo
Dial
Quaker
Kraft
Brown-Forman
Revlon
Wrigley
Toys "R" Us
Coca-Cola
Thomas & Betts
Ferrero
pepsi
Sabra
Cendant
Nestlé
Philip Morris USA
B&G
Unilever
Cadbury
Wyndham Worldwide

Birds Eye integration has been well executed
Supply Chain integrated by 6/30/10 - “one order/one invoice”
Supply Chain integrated by 6/30/10 - “one order/one invoice”
Full business integration by 9/30/2010
Full business integration by 9/30/2010
Hired/on-boarded 130 open positions
Hired/on-boarded 130 open positions
Upgraded management capabilities
Upgraded management capabilities
Achieved  $25MM of synergies in 2010
Achieved  $25MM of synergies in 2010
Actions in place to deliver an additional $25MM of synergies in 2011
Actions in place to deliver an additional $25MM of synergies in 2011

Key Performance Drivers
• Brand strength
• Pinnacle brands hold #1 or #2 market position in 8 of 12 major category segments in which they compete
• Limited private label penetration
• Enhanced innovation capabilities driving improved pipeline
• New agency partners
• Portfolio diversification
• Participation in a broad set of categories
• Scale where needed – 5 largest frozen food company
• Nimble, responsive organization
• Experienced senior team
• Management alignment to value creation
• Speed – Birds Eye integration
•
Dependable financial model
•
Solid 2010 financial results
•
Refinanced debt; extending maturity and lowering debt service cost
•
Accelerating productivity / pricing actions
th

Pinnacle
FOODS FINANCE LLC

Mrs. Paul's
BIRDS EYE
COMSTOCK
ORIGINAL
CHERRY
Mrs. Butter-worth's
vlasic
HUNGRY-MAN
NEW!
BIRDS EYE
Steamfresh
ARMOUR
Potted Meat
Duncan Hines
Celeste
NEW!
Van de Kamp's
WILDERNESS
MORE FRUIT
APPLE
Voila!
LOG CABIN
Pinnacle
Pinnacle
Pinnacle

Financial Performance

2010 Year in Review
•
Strong results with Adjusted EBITDA up +14% y-o-y to $447 million
(1)
•
Generated $202 million of free cash flow in FY 2010
•
Gross Margin +240 bps from favorable product mix,  Birds Eye acquisition synergies, productivity initiatives and favorable commodity prices as a result of good 2009 crop season
(2)
.
•
Net Leverage has declined from 6.0x at the time of the Birds Eye transaction to 5.7x as of
December 2010
•
Net Sales decline of -4.7% in 2010 was driven by the Company’s continued efforts to deemphasize Private Label and Foodservice offerings, its announced discontinuation of Birds
Eye's Steamfresh Meals and Swanson Classics in the U.S., and a tough trading environment
•
North American Retail sales (ex. Exited Businesses) declined 1.2% 2010 vs. 2009
•
Refinanced debt…extending maturity and lowering debt service cost
•
Leverage neutral transaction with reduction in overall cost of capital
•
Replaced Term Loan C with $442MM Term Loan D and $400MM 8.25% Senior Notes
•
Term Loan D applicable margin 150bps lower than Term Loan C
•
Enhanced current debt maturity profile (New Senior Notes due September 2017)
___________________________
1.
Before variable product contribution from exited businesses of $2.8mm and estimated synergies yet to be realized associated with the Birds Eye Acquisition of $25mm.
2.
After adjusting actual results for adjustments per Senior Credit Facility and Bond Indentures

2010 Financial Summary
___________________________
1. Pro forma for Birds Eye acquisition.
Actual Actual
($s in millions) 2009
(1)
2010 $ %
Net Sales 2,548 $     2,437 $     (111) $       -4.4%
North American Retail (ex. exited businesses) 2,036           2,012           (24)               -1.2%
COPS 1,935        1,835        100           5.2%
% Net Sales 75.9% 75.3%
Gross Profit 613           602          (11)            -1.8%
% Net Sales 24.1% 24.7%
Advertising and Consumer 84            59            25             29.8%
% Net Sales 3.3% 2.4%
SG&A and other 273           278          (5)             -1.8%
% Net Sales 10.7% 11.4%
EBIT 256           265          9              3.5%
% Net Sales 10.0% 10.9%
Depreciation & Amortization 83            78            (5)             -6.0%
Reported EBITDA 339           343          4              1.2%
% Net Sales 13.3% 14.1%
Adjusted EBITDA 391 $        447 $        56             14.3%
% Net Sales 15.3% 18.3%
Variance to Prior Year

2010 Consolidated EBITDA Reconciliation
___________________________
1. Pro forma for Birds Eye acquisition.
Actual Actual
($s in millions) 2009
(1)
2010
Reported EBITDA 339 $     343 $
Adjustments per Senior Credit Facility and Bond Indentures
Non-cash items 8           72
Non-recurring items 40         27
Other adjustment items 4           5
Subtotal - Adjusted EBITDA 391       447
Variable product contribution from exited businesses 24         3
Net cost savings to be realized as a result of initiatives taken 12
Estimated synergies associated with the Birds Eye acquisition 45         25
Consolidated EBITDA (per Senior Credit Facility and Bond Indentures)
472 $     475 $

$2,500
$2,000
$1,500
$1,000
$500
$0
$21
$21
$21
$21
$1,968
$813
$1,156
$625
$625
$0
$199
$199
2010
2011
2012
2013
2014
2015
2016
2017
Drawn RC
TLB
TLC
9.25% Sr Notes
10.625% Sub Notes

$2,500
$2,000
$1,500
$1,000
$500
$0
$1,583
$427
$0
$625
$0
$599
400
2010
2011
2012
2013
2014
2015
2016
2017
TLB
TLC
9.25% Sr Notes
10.625% Sub Notes
New TLD
New Sr Notes
Total

Pinnacle

Refinanced Debt; Extending Maturity and Lowering
Debt Service Costs
Debt Maturities Post Refinancing
Debt Maturities Pre Refinancing
~$400mm
Reduction
___________________________
Note: Excludes maturity of Revolving Credit Facility which was undrawn as of December 26, 2010.

December 2010 Debt Structure
($s in millions) December 2010
Revolving Credit Facility $        ----
Term Loan B 1,199.4
Term Loan D 368.2
9.25% Senior Notes 625.0
8.25% Senior Notes 400.0
10.625% Senior Subordinated Notes 199.0
Other Debt 15.8
Total Debt 2,807.4
Cash (115.3)
Total Net Debt 2,692.1
Total Leverage Ratio (per Senior Credit Facility and
Bond Indentures) 5.7

Accelerating Productivity Initiatives
Targeting the high end of our range
of 3.5% - - 4.0% of cost of products sold
Productivity and pricing actions
offsetting inflation
Full line of sight
on 2011 input costs
Structured, multi-functional
team and process in place
Multi-year capital investment to
accelerate productivity
including 2011 footprint
consolidation
___________________________
1. Excluding Birds Eye
Procurement
Procurement
Procurement
Manufacturing
Manufacturing
Manufacturing
Logistics
Logistics
Logistics
2009 (1) 2010 2011 Target

Announced Pricing Partially Offsetting Inflation
Category Effective Date
Baking Mixes / Frosting 1/03/11
Syrups 3/07/11
Canned Fruit 3/07/11
Waffles 3/28/11
Bagels 3/28/11
Vegetables 5/2/11
Seafood 5/2/11
Hungry-Man
(classic fried chicken)
5/2/11

Pinnacle
Aunt Jemima
ARMOUR
BIRDS EYE
Celeste
Duncan Hines
HUNGRY MAN
Lender's
LOG CABIN
Mrs. Butter-worth's
Mrs. Paul's
OPEN PIT
Steamfresh
Van de Kamp's
vlasic
Voila!

Food for Thought:
Solid 2010 Financial Results in
a Challenging Environment
Successful Integration of
Birds Eye Acquisition
Re-energized Innovation
Pipeline
Accelerating Productivity
Refinanced Debt; Extending
Maturity and Lowering Debt
Service Costs

vlasic

ARMOUR

Aunt Jemima

LOG CABIN

Mrs. Butterworth's

BIRDS EYE

Mrs. Paul's

Lender's

Van de Kamp's

OPEN PIT

Duncan Hines

Celeste

BIRDS EYE Steamfresh

BIRDS EYE Voila!

COMSTOCK WILDERNESS

Brooks

HUNGRY-MAN

Tim's

Nalley

Swanson

Snyder OF BERLIN

Pinnacle

Key Investment Highlights
Successful History
of Brand
Renovation and
Product
Innovation
Proven
Management
Team
Continued
Solid  Financial
Performance
Delivering
$50mm in
Synergies
Proven Brand
Equities
Birds Eye
Integration
Successfully
Completed
High Recurring
Cash Flow